UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

SUNAMERICA SENIOR FLOATING RATE FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Harborside Financial Center, 3200 Plaza 5

Jersey City, NJ 07311-4992

800-858-8850

SUNAMERICA SENIOR FLOATING RATE FUND, INC.,	2006

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”), to be held on June 23, 2006, at 10:30 a.m., in the offices of AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The principal matter to be acted upon at the meeting is a proposal to convert the Fund to an open-end investment company, otherwise known as a mutual fund. If approved, this proposal will allow shareholders to redeem shares of the Fund at net asset value on a daily basis. The Board of Directors has made this proposal because it believes it is in the best interests of shareholders.  The Board recommends that you vote for the proposal.

In addition to the proposal to convert the Fund, there are two other matters that also must be voted upon.  These matters are described in the accompanying Notice of Meeting and Proxy Statement.  The following Q&A is provided to assist you in understanding the proposals.  A proxy card on which to indicate your vote and an envelope, postage prepaid, in which to return your proxy are enclosed.

We realize that each of you cannot attend the meeting and vote your shares in person.  However, whether or not you plan to attend the meeting, we need your vote. We urge you to complete, sign, and return the proxy so that your shares will be represented. By promptly returning the proxy, you help the Fund avoid the necessity and expense of sending follow-up letters to assure a quorum. If you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.  Please submit your proxy promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

Remember, this is your opportunity to voice your opinion on matters affecting the Fund.  If you have any questions before you vote, please call the Fund’s proxy solicitor, D.F. King & Co., at 800-735-3428.  As always, if you have any questions concerning your account, please contact your financial advisor directly or AIG SunAmerica at 800-858-8850.  Thank you for your participation in this important matter.

Sincerely,

Secretary

SHAREHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR GRANT THEIR PROXY BY TELEPHONE OR THROUGH THE INTERNET SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

Important information to help you understand and vote on the proposal

1.     What proposals am i being asked to consider?

You are being asked to consider and vote on the following three proposals, as applicable:

1.               For all shareholders: The conversion of the Fund from a closed-end investment company to an open-end investment company, including in connection therewith:

•                  Amending the charter of the Fund to redesignate the Fund as an open-end investment company and provide for daily shareholder redemptions; and

•                  Rescinding a fundamental policy of the Fund to conduct monthly share repurchases as a closed-end interval fund.

2.               For Class A, B, and C shareholders, respectively: The approval of Rule 12b-1 Plans for existing Class A, Class B and Class C shares.

3.               For all shareholders: An amendment to the charter of the Fund regarding share redemptions initiated by the Fund.

2.     Has the board of directors approved these proposed changes?

Yes.  At a meeting held on February 21 and 22, 2006 the Board of Directors of the Fund unanimously approved all of the proposals listed above and described in full in the enclosed Proxy Statement.

3.     How does the board of directors suggest that i vote?

The Board unanimously recommends that all eligible shareholders vote “FOR” each proposal.

4.     Why is the fund being converted to a mutual fund?

Closed-end investment companies, unlike open-end investment companies, have no limitation on the amount of assets which can consist of illiquid securities.  The Fund was organized in 1998 as a closed-end fund because at the time, the securities in which the Fund invested generally were deemed to be illiquid securities.  Despite the Fund’s status as a closed-end investment company, in order to provide liquidity to shareholders, the Fund has made monthly repurchase offers at net asset value for a percentage of its outstanding shares.  The Fund proposes to convert to an open-end investment company, commonly referred to as a “mutual fund,” in order to offer shareholders the ability to redeem their shares daily.  In converting to a mutual fund, the Fund will comply with the requirement that mutual funds limit their investments in illiquid securities to 15% of net assets.

The Board of Directors has concluded that the most advantageous course of action for the Fund and its shareholders would be conversion to a mutual fund, thereby giving shareholders the right to retain their investment or dispose of Fund shares at such time as they choose at prices based on the net asset value of the Fund’s shares.  The Board reached this conclusion after weighing these benefits of converting to open-end status against the potential impact of the conversion on the Fund’s investment program and expenses.  The Fund’s subadviser believes it will be able to manage the Fund’s portfolio meeting the liquidity requirements for a mutual fund.

5.     How will the conversion to an open-end mutual fund affect shareholders?

Despite its status as a closed-end investment company, the Fund is currently structured as an interval fund and maintains a continuous offering of shares and, in reliance on Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), conducts monthly offers to repurchase shares at net asset value.  Mutual funds issue redeemable shares.  The holders of such shares have the right to surrender those shares to the mutual fund and obtain their net asset value each day that the Fund conducts business.  Mutual funds also continuously issue new shares to investors based on the fund’s net asset value at the time of such issuance.

Conversion to an open-end investment company (the “Conversion”) will allow current and prospective Fund investors, including investors through so-called “wrap fee” programs, to redeem shares at net asset value daily, without the need to wait for the monthly repurchase offer.

The Fund’s Charter will be amended in connection with the Conversion to redesignate the Fund as an open-end investment company and provide for shareholder redemptions.

As described more fully in the Proxy Statement, the Fund’s net expenses will not increase as a result of the Conversion.

6.     Will the Fund’s investment objective or policies change due to the approval of the conversion?

The Fund’s investment objective, which is to provide as high a level of current  income as is consistent  with the  preservation of capital by investing  primarily in senior secured floating rate loans, will remain unchanged upon the Conversion of the Fund.  There will be no material change in the Fund’s investment policies and practices.  The Fund will also continue to invest in the types of companies and securities in which it has invested since its inception.

7.     What are the anticipated costs of this proxy solicitation?

Although management will use all practicable measures to keep costs at a minimum, certain costs will be incurred, a number of which will be nonrecurring, in connection with the change from a closed-end to an open-end investment company, including costs associated with the seeking of necessary government clearances.  Costs for the preparation, mailing, and solicitation of this proxy will be approximately [$                   ], and will be borne by both AIG SunAmerica Asset Management Corp., the Fund’s investment adviser, and AIG Global Investment Corp., the Fund’s subadviser, prior to the effective date of the Conversion.

Upon Conversion to an open-end investment company, the Fund will incur costs in connection with the preparation of an initial registration statement and prospectus on Form N-1A as required by federal securities laws (including printing and mailing costs), and certain other expenses, such as the increased shareholder servicing and transfer agency expenses associated with an open-end investment company.

As described more fully in the Proxy Statement, the Fund’s net expenses will not increase as a result of the Conversion.

8.     What will happen if shareholders do not approve the conversion?

If the proposal to convert the Fund to an open-end investment company is not approved, the Fund will remain a closed-end investment company and continue to make monthly repurchase offers.

9.     What are the proposed distribution plans for?

The Board of Directors is proposing the formal adoption of distribution and/or service plans (commonly called “Rule 12b-1 Plans”) for existing Class A, B, and C shares of the Fund.

Currently, Class A, B, and C shares are subject to a service and/or distribution fee.  These current arrangements are structured as Rule 12b-1 Plans, but are not, strictly speaking, Rule 12b-1 Plans because Section 12(b)(1) of the 1940 Act and Rule 12b-1 thereunder apply to mutual funds but not to closed-end investment companies.  Conversion of the Fund from a closed-end investment company to a mutual fund will require the adoption of formal Rule 12b-1 Plans for Class A, B, and C shares.  The proposal would formally adopt as Rule 12b-1 Plans the current arrangements to which you are already subject, with fees payable at the same rates.

10.   Will the proposed distribution plans increase my expenses?

No.  Under the proposed Rule 12b-1 Plans, each of these share classes would continue to pay the same amount for service and distribution fees as they do now.  The terms of each Plan are substantially identical to the current service and distribution agreements applicable to each Class.

Under the proposed plan for Class A shares, Class A shares may reimburse the Fund’s distributor for certain service and distribution expenses, up to a maximum of 0.25% of the average daily net asset value of shares of the Fund, on an annualized basis.  Under the proposed plans for Class B and Class C shares, each of the Classes may reimburse the Fund’s distributor for certain service and distribution expenses, up to a maximum of 0.75% of the average annual net asset value of shares of the Fund.  These fees are the same as currently paid by each share class under their existing service and/or distribution arrangements.

11.   What will happen if shareholders do not approve the distribution plans?

The approval of the Conversion and the approval of the Rule 12b-1 plans are each contingent upon the approval of the other.  If the Rule 12b-1 Plans are not approved, the Fund will not convert to an open-end investment company.

12.   What does the proposed amendment to the charter regarding fund-initiated redemptions do?

This amendment to the Fund’s Charter would allow the Fund to redeem its shares without shareholder approval.  The Fund would provide notice to shareholders whose shares are to be redeemed if and when the Board determines it to be necessary and in the best interests of shareholders to do so.  There is no present intent on behalf of the Fund to initiate redemptions.  Such redemption, however, might occur, for example, if the Board determines that it is too costly or inefficient for the Fund to have numerous small shareholder accounts or if the aggregate net assets of the Fund were to decrease significantly resulting in the Fund being too small to be economically viable. In the latter case, the Board might determine to liquidate the Fund by redeeming the outstanding shares held by all remaining shareholders, and avoid having to obtain the vote of its shareholders by soliciting proxies, which is a costly and time consuming procedure.

Approval of this proposed amendment to the Fund’s Charter is not contingent upon the approval of any other proposal.

13.   What level of shareholder support is needed to approve the proposals?

1.           The conversion of the Fund from a closed-end fund to an open-end investment company requires the affirmative vote of the holders of a majority of the outstanding shares of stock of the Fund entitled to be cast on the matter.

2.           The approval of each of the Rule 12b-1 Plans for existing Class A, Class B and Class C shares requires a vote of at least a majority of the respective Class’s outstanding voting securities as that term is defined in the 1940 Act.  A “majority of the outstanding voting securities” means the lesser of either: (a) the vote of 67 percent or more of the voting securities present at the annual or a special meeting of the Class’s shareholders, if the holders of more than 50 percent of the Class’s outstanding voting securities are present or represented by proxy; or (b) the vote of more than 50 percent of the Class’s outstanding voting securities.

3.           An amendment to the Charter of the Fund regarding share redemptions initiated by the Fund requires the affirmative vote of a majority of the outstanding shares of stock of the Fund entitled to be cast on the matter.

14.   Who is entitled to vote on these changes?

All Fund shareholders of record as of April 7, 2006, are eligible to vote on the proposals to convert the Fund to an open-end mutual fund and to amend the Charter of the Fund regarding share redemptions.  Shareholders of Class A, Class B, and Class C are eligible to vote on the proposed Rule 12b-1 Plan pertaining to their Class.

15.   What method may i use to authorize proxies to cast my votes?

Simply select the format below that you find most convenient:

Telephone (automated service):

Call the toll-free number shown on your proxy card and follow the recorded instructions

Telephone (to speak to a representative of D.F. King & Co., the Fund’s proxy solicitor):

800-735-3428 (toll free)

Internet:

Access the website, www.cesvote.com and follow the simple instructions presented.

Mail:

Complete and return the enclosed proxy card in the postage-paid envelope to D.F. King & Co., P.O. Box 1150, Pittsburgh, PA  15230.

In person:

Attend the special shareholder meeting on June 23.

Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the special shareholder meeting, you can vote in advance using one of the other methods.

15.   Who should i call if i have additional questions related to this proxy statement?

If you have questions related to the proxy material or need assistance in authorizing proxies to cast your votes, please contact D.F. King & Co., the Fund’s proxy solicitor, toll free at 800-735-3428.

16.   Who should i call if i have additional questions related to my account?

If you have questions related to your account, please contact your financial representative or contact Shareholder Services at
800-858-8850.

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of SunAmerica Senior Floating Rate Fund, Inc.:

Notice is hereby given that a special meeting of shareholders of SunAmerica Senior Floating Rate Fund, Inc., a Maryland corporation (the “Fund”), has been called to be held at the offices of AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, on June 23, 2006 at 10:30 a.m., Eastern time, to consider and vote on the following matters:

1.     For all shareholders:  Approval of the conversion of the Fund from a closed-end investment company to an open-end investment company (or “mutual fund”), including in connection therewith:

•                                          Amending the charter (the “Charter”) of the Fund to redesignate the Fund as an open-end investment company and provide for shareholder redemptions; and

•                                          Rescinding a fundamental policy of the Fund to conduct monthly share repurchases as a closed-end interval fund.

2.     For Class A, B, and C shareholders, respectively:  Approval of the Rule 12b-1 Plans for existing Class A, Class B and Class C shares.

3.     For all shareholders:  Approval of an amendment to the Charter of the Fund regarding share redemptions initiated by the Fund.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record of the shares of common stock of the Fund at the close of business on April 7, 2006 are entitled to vote at the meeting and any adjournments or postponements thereof.

By order of the Board of Directors,

Gregory N. Bressler, Vice President and Secretary

April 17, 2006

IMPORTANT — WE URGE YOU TO GRANT YOUR PROXY BY TELEPHONE, THROUGH THE INTERNET OR COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT SUBMISSION OF YOUR PROXY MAY

SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO CAST YOUR VOTES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SunAmerica Senior Floating Rate Fund, Inc., a Maryland corporation (the “Fund”), for use at a special meeting of shareholders to be held at the offices of AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”), Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, on Friday, June 23, 2006 at 10:30 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the “Meeting”).

This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about April 17, 2006, or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it prior to the time the proxy is exercised either by attending the Meeting and voting in person, by executing and submitting a superseding proxy, or by submitting a notice of revocation to the Fund (addressed to the Secretary at the principal executive office of the Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992).

The Board has fixed the close of business on April 7, 2006 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

A listing of the proposals described in this Proxy Statement and share classes to which each applies is set forth below:

Proposal	Share Classes Voting
1. Conversion of the Fund from a closed-end investment company to an open-end investment company	All Classes
2. Approval of a 12b-1 Plan	Class A, Class B, and Class C, with each class voting separately
3. Amendment to the Fund’s Charter	All Classes

The approval of each of Proposal No. 1 and Proposal No. 2 is contingent upon the approval of the other.  Proposal No. 3 is not contingent upon the approval of either of the other two.  Approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of the outstanding shares of stock of the Fund entitled to be cast on the matter.  Approval of Proposal No. 2 requires the vote of at least a “majority of the outstanding voting securities”, as defined in the Investment Company Act of 1940 Act (the “1940 Act”), of the Class A, Class B and Class C shares, respectively, with each class voting separately.  Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the outstanding shares of stock of the Fund entitled to be cast on the matter.

As of the record date, the total number of outstanding shares of each class of the Fund were as follows:

Class A	[ ]
Class B	[ ]
Class C	[ ]
Class D	[ ]

The presence at any shareholders’ meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. If a proxy is properly executed and marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum.  Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have the same effect as a vote against the proposals.  “Broker non-votes,” like abstentions, will also be counted for purposes of determining the existence of a quorum.  Unmarked voting instructions on the proxy from shareholders will be voted in favor of the proposals.  Shareholders are urged to submit their voting instructions on a properly executed proxy promptly.  Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the Record Date.

In the event that sufficient votes in favor of the proposals as set forth in this Proxy Statement are not received by June 23, 2006, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal.  The costs of any such additional solicitation and of any adjourned session will be borne by AIG SAAMCo and AIG Global Investment Corp. (“AIGGIC”), the Fund’s investment adviser and subadviser, respectively.

Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund, personnel of AIG SAAMCo or D.F. King & Co., Inc., which has been retained by the Fund to assist in the proxy solicitation.  Total costs for the preparation, solicitation, and mailing of this proxy statement will be approximately [$              ].  The cost of D.F. King & Co., Inc.’s services is estimated at $10,500 including expenses. Additional costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund’s Officers or D.F. King & Co., Inc., in person or by telephone, will be borne by the AIG SAAMCo and AIGGIC and will be approximately $18,000.

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 17, 2006. As the meeting date approaches, certain shareholders may receive a telephone call from a representative of D.F. King & Co., Inc. if their proxies have not been received. Authorization to execute proxies may be given over the telephone or electronically transmitted from shareholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this proxy statement. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact D.F. King & Co. toll-free at 800-735-3428. Any proxy given by a shareholder is revocable until voted at the Meeting.

The Fund provides periodic reports to all shareholders which include relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended December 31, 2006 without charge, by calling 800-858-8850 or writing the Fund at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey
07311-4992.

PROPOSAL 1: CONVERSION FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY

The Board of Directors believes that the Fund should be converted from a closed-end investment company into an open-end investment company (the “Conversion”), often referred to as a “mutual fund.”

Despite its status as a closed-end investment company, the Fund is currently structured as an interval fund and maintains a continuous offering of shares and, in reliance on Rule 23c-3 under the 1940 Act, conducts monthly offers to repurchase shares at net asset value.  Conversion to an open-end investment company will allow current and prospective Fund investors, including investors through so-called “wrap fee” programs, to redeem shares at net asset value daily, without the need to wait for the monthly repurchase offer.

The Conversion entails: (i) amending the charter (the “Charter”) of the Fund to redesignate the Fund as an open-end investment company and provide for shareholder redemptions; and (ii) rescinding a fundamental policy of the Fund to conduct monthly share repurchases as a closed-end interval fund.

CHANGES IN FUND OPERATIONS AS A RESULT OF CONVERSION TO AN OPEN-END INVESTMENT COMPANY

Some of the legal and practical differences between the Fund’s present operation as a closed-end investment company and its operation as a mutual fund are as follows:

•                  RIGHT TO REDEEM.  Open-end investment companies, commonly referred to as “mutual funds,” issue redeemable securities.  The holders of redeemable securities have the right to tender those securities to the mutual fund and receive an amount equal to the net asset value of the shares (less any applicable redemption fee and applicable deferred sales charges).  Although the Fund currently offers to repurchase its shares at net asset value on a monthly basis, the Fund’s Conversion to an open-end company generally would afford investors complete liquidity on a daily basis.  In addition, the Fund would be spared the expense involved in the current system of monthly repurchases.

•                  EXPENSES.  As described below, the Fund’s net expenses, i.e., the expenses borne by shareholders after waivers and/or reimbursements, will not increase as a result of the Conversion. If the Conversion is approved, the Fund would adopt a servicing agent agreement with AIG SunAmerica Fund Services, Inc. (“AIG SAFS”) so that AIG SAFS would provide assistance to the Fund’s transfer agent in obtaining services for open-end investment companies, consistent with the standard arrangements of other AIG SunAmerica open-end investment companies.  As a result, it is expected that combined fees payable to the transfer agent and servicing fees payable to AIG SAFS would result in higher gross fees, i.e., fees before waivers and/or reimbursements, with respect to Class B, C and D shares, but lower fees with respect to Class A shares.  Despite the expected increase in gross fees with respect to Class B and C shares, the Fund’s overall (net) expenses will not increase by that amount because a contractual expense limitation agreement would reimburse the Fund for those expenses.  In addition, voluntary fee waivers and/or expense reimbursements exist for Class A and D shares so that their overall (net) expenses will not exceed 1.45% with respect to Class A shares, and 1.25% with respect to Class D shares.  While those voluntary waivers and/or reimbursements are expected to continue, they may be terminated at any time.  See Exhibit A, which shows the Fund’s current fees and expenses and the fees and expenses that will be in effect if Proposals 1 and 2 are approved.

•                  LIQUIDITY.  An open-end investment company is subject to the 15% net asset limit on illiquid securities that applies to open-end investment companies.  Operating as a closed-end investment company, the Fund has not been subject to this requirement.  As an interval fund, however, the Fund has had to remain sufficiently liquid to meet the redemption demands of  shareholders on a monthly basis.  The Fund is confident that it can meet and maintain the 15% limit without making material changes in the portfolio.

•                  SENIOR SECURITIES AND BORROWINGS.  The 1940 Act prohibits open-end investment companies from issuing “senior securities” representing indebtedness, other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings.  Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met, and can also issue preferred stock.  The Fund currently has no indebtedness to banks or non-bank lenders, and has no authorized class of senior securities or any plan for issuing any such securities.  Compliance with the more restrictive open-end investment company standard will not require any change in the Fund’s operations.

•                  FREQUENT TRADING.  Unlike closed-end investment companies, open-end investment companies may be subject to adverse effects from excessive or short-term trading, often referred to as “market timing.”  Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.  In addition, if the nature of the Fund’s portfolio exposes the Fund to investors who engage in the type of excessive short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of that change in the net asset value of the fund’s shares, sometimes referred to as “arbitrage market timing,”

there is the possibility that such trading under certain circumstances may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net delay between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the Fund’s shares.  The Fund will adopt procedures with respect to such trading, including committing staff of the Fund’s shareholder services agent to monitor trading activity on a regular basis by selectively reviewing transaction reports.  In the event that such trading activity is identified, the Fund and its service providers in their sole discretion may limit the amount, number or frequency of any future purchases and/or the method by which investors may request future purchases and redemptions.  While the Fund will seek to take actions that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

•                  DIVIDEND REINVESTMENT. The Fund intends to continue to provide the opportunity for shareholders to receive dividends and capital gains distributions in cash or, at no charge to shareholders, in shares of the Fund.

•                  EXCHANGE PRIVILEGES. If the Conversion is approved, existing share classes will not gain exchange privileges with other open-end investment companies in the AIG SunAmerica fund complex.

•                  STOCK CERTIFICATES. If the Conversion occurs, new share certificates will not be issued.

CONVERTING THE FUND TO AN OPEN-END INVESTMENT COMPANY

If the Conversion is approved, the Board will cause the Fund to take such actions as are necessary to effect the Conversion. The Conversion of the Fund to an open-end investment company will be accomplished by: (i) amending the Fund’s Charter to change the business purpose of the Fund from a closed-end investment company to an open-end investment company; to permit shareholders to redeem shares upon request; and (ii) rescinding a fundamental policy of the Fund to conduct monthly repurchase offers as a closed-end interval company.  A vote approving this Proposal constitutes approval of both of these amendments to the Charter and the change in fundamental policy.  Each of these items is further described below.

The Articles of Amendment, a copy of which is attached as Exhibit B, will be effective upon the filing thereof in Maryland. However, such filing will not be made until a registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, covering the offering of the shares of the Fund, becomes effective, and the Fund has changed its subclassification under the 1940 Act from a closed-end investment company to an open-end investment company by filing an amendment to Form N-8A.   The Fund will also adopt a Rule 18f-3 plan for each of its Classes, adopt certain policies and procedures designed  for the operation of an open-end investment company, will make amendments to its transfer agent and distribution arrangements so that they can be operated pursuant to an open-end investment company structure.  The Fund will also redesignate existing Class A shares as Class Q shares, and create new Class A shares, as explained below.

The Fund currently has the following classes of shares of Common Stock, par value $.01 per share (the “Common Stock”): Class A, Class B, Class C, and Class D (each, a “Class”).  As proposed, the Conversion would not affect the rights, privileges, properties or characteristics of

any Class of shares of the Fund.   Following the Conversion, however, Class A shares would be re-designated as Class Q shares, and a new Class A would be created.  The new Class A shares would be modeled after the existing retail Class A shares of other AIG SunAmerica open-end investment companies.  These new Class A shares would have a sales load, a 25 basis point service fee, and a 10 basis point Rule 12b-1 fee, and would be exchangeable into Class A shares of other AIG SunAmerica retail funds.  Class B, C, D, and Q shares would not have such exchange privileges.  The re-designation of Class A shares into Class Q shares would result in Class B shares automatically converting to Class Q shares (the redesignated Class A shares) after eight years and certain Class C shares automatically converting to Class Q shares (the redesignated Class A shares) after ten years.  If the Conversion is approved, the Charter would be amended to re-designate the existing Class A shares of the Fund as Class Q shares.

Costs of Conversion

Although management will use all practicable measures to keep costs at a minimum, there are substantial costs (many of them non-recurring) in connection with the proposal to change from a closed-end to an open-end investment company, including the preparation of this proxy statement, the seeking of necessary regulatory approvals, the preparation of a registration statement and prospectus (including printing and mailing) as required by the 1933 Act and the payment of necessary filing fees. As noted above, the cost of the preparation, solicitation, and mailing of this proxy statement, which will be paid by AIG SAAMCo and AIGGIC, will be approximately [$            ].

Tax Considerations

Neither the Fund nor its shareholders should realize any gain or loss for federal income tax purposes upon the Conversion and the Conversion should not affect a shareholder’s holding period or adjusted tax bases in the shareholder’s shares of the Fund. A shareholder who redeems shares of the Fund after the Conversion would recognize a gain or loss to the extent that the redemption proceeds are greater or less than the shareholder’s adjusted tax basis in the shares redeemed. In addition, if the Fund were to experience substantial redemptions of its shares following the Conversion, it would likely be required to sell portfolio securities, which could generate capital gains to the Fund which would increase the amount that the Fund would be required to distribute to shareholders to avoid the imposition of income and excise taxes on the Fund.

AMENDMENTS TO CHARTER IN CONNECTION WITH THE CONVERSION

A.    Business Purpose

In connection with the Conversion, as described above, the text of Article III (“Article III”) of the Charter would be amended to change the business purpose of the Fund from a closed-end investment company to an open-end investment company.  Article III (which defines the Fund as the “Corporation”) currently reads as follows:

The purpose or purposes for which the Corporation is formed is to act as and to conduct the business of a closed-end management investment company under the federal Investment Company Act of 1940, as amended, (the “1940 Act”).

The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred on, corporations by the General Laws of the State of Maryland now or hereafter in force. The term “Charter” refers to the Corporation’s Articles of Incorporation, as amended from time to time, and as supplemented by Articles Supplementary.

Following the Conversion, Article III would be amended to provide:

The purpose or purposes for which the Corporation is formed is to act as and to conduct the business of an open-end investment company under the federal Investment Company Act of 1940, as amended, (the “1940 Act”). The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred on, corporations by the General Laws of the State of Maryland now or hereafter in force. The term “Charter” refers to the Corporation’s Articles of Incorporation, as amended from time to time, and as supplemented by Articles Supplementary.

B.    Shareholder Redemption Rights

In connection with the Conversion, and as described above, the following Article V, Section (12)(a) through (d) would be added to the Charter:

(a)                                  Each holder of stock may require the Corporation to redeem all or any shares of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge, deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law).  The Board of Directors may establish procedures for redemption of stock.

(b)                                 The proceeds of the redemption of a share (including a fractional share) of any Class of capital stock of the Corporation shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share.

(c)                                  Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations.  Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

(d)                                 Subject to the following sentence, shares of stock of any series and class of the Corporation which have been redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of stock of such series and class.  In connection with a liquidation or reorganization of any series or class in which all of the outstanding shares of such series or class are redeemed by the Corporation, upon any such redemption all such shares and all authorized but unissued shares of the applicable series or class shall automatically be returned to the status of authorized but unissued shares of Common Stock, without further designation as to series or class.

CHANGE IN FUNDAMENTAL POLICY

As noted above, the Fund has adopted a fundamental policy to conduct monthly repurchase offers.  This policy must be rescinded in order to convert to an open-end investment company that instead engages in daily redemptions.  Shareholder approval of this proposal will constitute shareholder approval of the rescission of this policy.

VOTING REQUIREMENT

The Conversion is presented as a single proposal that includes the amendments to the Fund’s Charter and the change in fundamental investment policy that are necessary to implement the change to an open-end company.  The Board of Directors has unanimously approved the Conversion and recommends shareholder approval.  Shareholder approval of the Conversion and its included items requires the affirmative vote of the holders of a majority of the outstanding shares of stock of the Fund entitled to be cast on the matter.  If shareholders do not approve the Conversion, the Fund will remain a closed-end investment company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF PROPOSAL 1.

PROPOSAL 2: APPROVAL OF RULE 12b-1 PLANS FOR EXISTING CLASS A, CLASS B AND CLASS C SHARES

Shareholders of Class A (to be redesignated as Class Q shares), Class B, and Class C are being asked to vote, on a class by class basis, on the approval of a Rule 12b-1 Plan with respect to their share class, pursuant to Rule 12b-1 under the 1940 Act.  Shareholders of those classes will not experience any change or increase in service and/or distribution fees or services as a result of the approval of a Rule 12b-1 Plan.  The fees under the proposed Rule 12b-1 Plans are the same as those currently in effect for each applicable class of shares.

SUMMARY OF PROPOSAL 2

This proposal would adopt a Rule 12b-1 Plan for Class A, Class B and Class C shares of the Fund, formally approving the existing service and/or distribution fees under an open-end investment company regulatory structure that those share classes currently pay as a closed-end investment company pursuant to an exemptive order from the SEC.  The approval of a Rule 12b-1 Plan for those share classes will not increase or change the service and/or distribution fees currently paid by each class of shares.  These current arrangements are structured as Rule 12b-1 Plans, but are not, strictly speaking, Rule 12b-1 Plans because Section 12(b)(1) of the 1940 Act and Rule 12b-1 thereunder apply to open-end investment companies but not to closed-end investment companies.

An exemptive order from the SEC dated July 10, 1998, allows the Fund, among other things, to operate as a multi-class closed-end investment company with its classes subject to service and distribution fees.  Pursuant to the order’s condition to comply with Rule 12b-1, among others, the Fund has adopted distribution and/or service plans for existing Class A, Class B, and Class C shares.  Shareholders of each of those classes approved the plans on June 23, 1998.  As noted above, these arrangements technically are not Rule 12b-1 Plans because Rule 12b-1 applies only to open-end investment companies.  The terms of each proposed Rule 12b-1 Plan are substantially identical to the current service and distribution plans that are applicable to Class A, Class B and Class C shares of the Fund.

Under Rule 12b-1 under the 1940 Act, an open-end investment company acting as a distributor of its shares must do so pursuant to a written plan that describes “all material aspects of the proposed financing of the distribution.”  The Rule states that an investment company is deemed to be acting as a distributor of its shares “if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale” of its shares.

Class B and Class C shares currently pay a service fee of 0.25% and a distribution fee of 0.50% of their average annual net assets.  Existing Class A shares (to be re-designated as Class Q shares) pay a service fee of 0.25% of average annual net assets.

The Board of Directors has approved the Plans in accordance with the provisions of Rule 12b-1 under the 1940 Act.  If approved by shareholders of the affected Class, each Plan will become effective as of the date of Conversion and will remain in effect for one year after its effective date.  Thereafter, each Plan may continue in effect for additional one-year periods so long as such continuance is approved by a vote of both the Board and the independent Directors who have no direct or indirect financial interest in the operation of the Plan, or in any agreement related to the Plan (“Qualified Board Members”).  This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan.

The Board must approve all material amendments to the Plan in the manner described in the foregoing paragraph.  An amendment that materially increases the amount to be spent for distribution under a Plan must be approved by shareholders of the applicable Class as well as by the Board.  Each Plan may be terminated at any time, either by the Board or by the shareholders of the applicable Class.  Termination by the Board requires the vote of a majority of the Qualified Board Members.  Termination by the shareholders requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the applicable Class.

Exhibit A shows the Fund’s current fees and expenses and the fees and expenses that will be in effect if Proposals 1 and 2 are approved. Exhibit C sets forth the amount of distribution fees paid by the Fund during the Fund’s most recent fiscal year pursuant to the distribution plans applicable to the listed Class, and any amounts paid during such period to affiliates of the Fund.  A copy of the form of Rule 12b-1 Plan for Class A, B, and C is attached as Exhibit D, E, and F, respectively.

BOARD CONSIDERATIONS

In recommending adoption of each Plan, the Board considered a variety of factors.  The Board noted that if shareholders approve the Plans, the fees charged to existing Classes for administrative and distribution services will not change.  The Board examined the nature of the services AIG SunAmerica Capital Services, Inc. (“AIG SACS”) provides pursuant to the Fund’s distribution agreement and the benefits such services provide to the Fund and the shareholders of the Fund.  The Board concluded that with the adoption of Proposal 2, the Fund would be provided with the overall benefits of the distribution of Fund shares, while shareholders of each respective Class would have an expense level appropriate to the amount of services provided.

In addition, the Board considered that the services provided to shareholders pursuant to the existing service and distribution arrangements are appropriate services to provide to shareholders.  The Board also considered that AIG SACS has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the service and distribution agreements.  The Board determined, after considering and giving appropriate weight to all pertinent factors, that with the adoption of Proposal 2 each appropriate Class will be provided greater flexibility in managing its fees and that the adoption of Proposal 2 would result in consistent and equitable treatment regarding fees of the appropriate Classes.  In exercising its reasonable business judgment, in light of the Directors’ fiduciary duties under state law and under relevant provisions of the 1940 Act, the Board concluded that it would be in the best interests of the shareholders of each respective Class, as well as the Fund as a whole and its shareholders, if the existing service and distribution agreements were adopted pursuant to Rule 12b-1 under the 1940 Act.

VOTING REQUIREMENT

The adoption of a Rule 12b-1 Plan with respect to a Class of shares that has been publicly offered requires a vote of at least a majority of the Class’s outstanding voting securities as that term is defined in the 1940 Act.  In accordance with the requirements of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of either: (a) the vote of 67 percent or more of the voting securities present at the annual or a special meeting of the Class’s shareholders, if the holders of more than 50 percent of the Class’s outstanding voting securities are present or represented by proxy; or (b) the vote of more than 50 percent of the Class’s outstanding voting securities.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF PROPOSAL 2.

PROPOSAL 3: AMENDMENT TO THE CHARTER REGARDING FUND-INITIATED REDEMPTIONS

The Fund is subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. The Fund is also subject to the law of the state of Maryland, the state in which it is organized. Under Maryland law, a fund generally operates under a charter, that sets forth various provisions relating primarily to the authority of the Fund to conduct business and the governance of the Fund.  Therefore, the Fund is seeking to amend its Charter subject to the law of the state of Maryland.  The Articles of Amendment are attached as Exhibit F.

Shareholders of the Fund are being asked to consider approval of an amendment of the Fund’s Charter that would allow the Fund to redeem its shares without shareholder approval upon notice to the shareholders whose shares are to be redeemed if and when the Board determines it to be necessary and in the best interests of shareholders to do so.  There is no present intent on behalf of the Fund to initiate redemptions.  Such redemption, however, might occur, for example, if the Board determines that it is too costly or inefficient for the Fund to have numerous small shareholder accounts or if the aggregate net assets of the Fund were to decrease significantly resulting in the Fund being too small to be economically viable. In the latter case, the Board might determine to liquidate the Fund by redeeming the outstanding shares held by all remaining shareholders. If the proposed amendment to the Charter is approved by shareholders, the Fund would be permitted to liquidate by redeeming its outstanding shares and thus avoid having to obtain the vote of its shareholders by soliciting proxies, which is a costly and time consuming procedure.  These changes to the Fund’s Charter would have no effect on any voting rights a shareholder might have under the Federal securities laws.  The Board has approved this amendment to the Fund’s Charter and has recommended that the amendment be adopted by the shareholders.

If approved, the following Article V, Section (12)(e) of the Charter would be added:

(e)                                  Subject to the requirements of the Investment Company Act, the Board of Directors may cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of any series or class from a holder (1) upon such conditions with respect to the maintenance of stockholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion or (2) for any other purposes, including, without limitation, a liquidation or reorganization of any series or class, and upon such other conditions established by the Board of Directors in its sole discretion.

VOTING REQUIREMENT

The approval of the proposed amendment to the Charter requires the affirmative vote of a majority of the votes entitled to be cast on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF PROPOSAL 3.

GENERAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following shareholders owned beneficially more than 5% of the Fund’s outstanding stock as of [           ].

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common Stock	[ ]	[ ]	[ ]

Common Stock	[ ]	[ ]	[ ]

Except as noted above, to the best of the Fund’s knowledge, as of March 31, 2006, no other person owned beneficially more than 5% of the Fund’s outstanding stock.

FUND SERVICE PROVIDERS

The Fund’s investment adviser is AIG SunAmerica Asset Management Corp. (previously defined as “AIG SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.  AIG Global Investment Corp. (previously defined as “AIGGIC”), located at 70 Pine Street, New York, New York 10270, acts as subadviser for the Fund.  The Fund’s administrator is AIG SAAMCo.  The Fund’s principal underwriter is AIG SACS, located at Harborside Financial Center, 3200 Plaza 5, Jersey City,  NJ 07311-4992.

OTHER MATTERS

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that may come before the Meeting or any adjournment or postponement thereof in their discretion.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in the Fund’s proxy statement for the next meeting of shareholders of the Fund should submit proposals in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund’s meeting.  The timely submission of a proposal does not guarantee its inclusion.  The Fund does not hold annual meetings of shareholders, and another special meeting of shareholder is not scheduled at this time.

INCORPORATION BY REFERENCE

The Fund hereby incorporates by reference into this proxy statement the financial statements contained in the Fund’s annual report for the year ended December 31, 2005, which was filed with the SEC as part of the Fund’s certified shareholder report on Form N-CSR for the year ended December 31, 2005. The Fund’s annual report was mailed to shareholders of the Fund on or about February 28, 2006. Copies of this report may be received without charge upon request from the Fund by calling 800-858-8850 or writing the Fund at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

By order of the Board of Directors,

Gregory N. Bressler

Secretary

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

[            ], 2006

EXHIBIT A

	Expenses as of 12/31/2005								Anticipated Expenses Following Approval of Proposals Nos. 1 and 2
	Class A		Class B		Class C		Class D		Class A*		Class B		Class C		Class D
Management Fee (1)	0.85%		0.85%		0.85%		0.85%		0.85%		0.85%		0.85%		0.85%
Service and/or Distribution Fee	0.25%		0.75%		0.75%		0.00%		0.25%		0.75%		0.75%		0.00%
Administration Fee (1)	0.40%		0.40%		0.40%		0.40%		0.40%		0.40%		0.40%		0.40%
Other Expenses	2.82%		0.38%		0.32%		0.35%		2.59%		0.53%		0.49%		0.53%
Gross Expense	4.32%		2.38%		2.32%		1.60%		4.09%		2.53%		2.49%		1.78%
Reimbursement/Fee Waiver	—		0.63%		0.57%		—		—		0.78%		0.74%		—
Net Expenses	4.32	% (2)	1.75	% (4)	1.75	% (4)	1.60	% (3)	4.09	% (2)	1.75	% (4)	1.75	% (4)	1.78	% (3)

(1)   The management fee and administration  fee are based on a percentage of the Fund’s average daily net assets (net assets are total gross assets minus all liabilities except debt).

(2)   The Fund’s investment adviser and distributor have agreed to voluntarily waive or reimburse the Fund’s expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.45% for Class A shares.  The expense waiver and fee reimbursement will continue indefinitely, but may be terminated at any time.

(3)   The Fund’s investment adviser and distributor have agreed to voluntarily waive or reimburse the Fund’s expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.25% for Class D shares. The expense waiver and fee reimbursement will continue indefinitely, but may be terminated at any time.

(4)   The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above.  AIG SAAMCo will waive fees and reimburse expenses should the Gross Expenses be higher than the net expense ratio.  AIG SAAMCo may not increase such  ratios, which are contractually required by agreement with the Board of Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

*    If the conversion is approved and implemented, existing Class A shares will be redesignated as “Class Q” shares.

EXHIBIT B

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

ARTICLES OF AMENDMENT

SunAmerica Senior Floating Rate Fund, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The charter of the Corporation (the “Charter”) is hereby amended by deleting Article III and inserting in lieu thereof a new Article III to read as follows:

The purpose or purposes for which the Corporation is formed is to act as and to conduct the business of an open-end investment company under the federal Investment Company Act of 1940, as amended, (the “1940 Act”). The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred on, corporations by the General Laws of the State of Maryland now or hereafter in force. The term “Charter” refers to the Corporation’s Articles of Incorporation, as amended from time to time, and as supplemented by Articles Supplementary.

SECOND:  The Charter is hereby amended by adding to Article V a new Section 12 to read as follows:

(12)         (a) Each holder of stock may require the Corporation to redeem all or any shares of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge, deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law).  The Board of Directors may establish procedures for redemption of stock.

(b) The proceeds of the redemption of a share (including a fractional share) of any Class of capital stock of the Corporation shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share.

(c) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations.

Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

(d) Subject to the following sentence, shares of stock of any series and class of the Corporation which have been redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of stock of such series and class.  In connection with a liquidation or reorganization of any series or class in which all of the outstanding shares of such series or class are redeemed by the Corporation, upon any such redemption all such shares and all authorized but unissued shares of the applicable series or class shall automatically be returned to the status of authorized but unissued shares of Common Stock, without further designation as to series or class.

THIRD:  The foregoing amendments of the Charter have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its President and attested by its Secretary this        day of                        , 2006.

ATTEST:	SUNAMERICA SENIOR FLOATING
RATE FUND, INC.

By:

Secretary		President

EXHIBIT C

Distribution/Service Fees

Paid in the year ended December 31, 2005

	Class A	Class B	Class C
Dollar Amount (1)	$878	$200,277	$1,267,042
As a percentage of the Fund’s average net assets	0.25%	0.75%	0.75%

(1)   All amounts were paid to AIG SunAmerica Capital Services, Inc., which is affiliated with AIG SunAmerica Asset Management Corp., the Fund’s investment adviser.

EXHIBIT D

PLAN OF DISTRIBUTION PURSUANT

TO RULE 12b-1

(CLASS A SHARES)

This Class A Shares Distribution Plan (the “Plan”) is adopted in accordance with the procedures and principles set forth in Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), by SunAmerica Senior Floating Rate Fund, Inc., a Maryland Corporation (the “Fund”), with respect to the class A shares(1) (the “Class A Shares”) of the Fund, subject to the following terms and conditions:

Section 1.     Payments for Distribution Related Services.

The Fund may compensate the distributor of its shares, AIG SunAmerica Capital Services, Inc., a Delaware corporation, or any entity that may in the future act as a distributor for the Fund (the “Distributor”) or its assignees, for activities or expenses incurred in connection with the offering and sale of Class A Shares of the Fund and related expenses incurred, all as described in Section 2 below.  Payments by the Fund under this Section of the Plan will be calculated and accrued daily and paid monthly and shall be paid at the rate of (and not exceeding) 0.25% on an annualized basis of the average daily net assets attributable to Class A Shares of the Fund. This fee shall be used to provide payments to securities dealers for ongoing account services to shareholders of the Fund and shall be deemed to be a “service fee” as defined in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”).

Section 2.     Expenses Covered by Plan

Payments payable under Section 1 of the Plan are intended to compensate the Distributor for distribution services provided by it in connection with the offering and sale of Class A Shares of the Fund, and related expenses incurred, including payments by the Distributor to compensate or reimburse brokers, dealers or financial institutions (collectively, “Selling Agents”), for personal service and/or maintenance of shareholder accounts provided and related expenses incurred by such Selling Agents. Payments under Section 1 of the Plan may be made without regard to expenses actually incurred and the Distributor may retain any excess of the fees it receives pursuant to this Plan over its expenses incurred in connection with providing the services described above.

Section 3.     Indirect Distribution Expense

To the extent that any payments made by the Fund to the Distributor or to the investment adviser to the Fund, including payment of any administrative and other service fees or investment advisory fees, may be deemed to be indirect payment of distribution expenses for services described herein, those indirect payments shall be deemed to be authorized by this Plan.

(1)                                  If the Conversion is approved, Class A Shares will be redesignated as “Class Q” Shares.

Section 4.     Approval by Shareholders

The Plan will not take effect, and no fee will be payable in accordance with Section 1 of the Plan, with respect to the Class A shares of the Fund until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Class A Shares of the Fund, if such approval is required pursuant to the Rule. The Plan will be deemed to have been approved with respect to the Class A Shares of the Fund so long as a majority of the outstanding voting securities of the Class A Shares of the Fund votes for the approval of the Plan, notwithstanding that the Plan has not been approved by a majority of the outstanding voting securities of any other class of shares of the Fund.

Section 5.     Approval by Directors

Neither the Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Directors of the Fund and (b) those Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the “Qualified Directors”), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

Section 6.     Continuance of the Plan/Additional Portfolios

The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund’s Board of Directors in the manner described in Section 5 above.

In the event that the Fund establishes additional investment portfolios, this Plan shall be effective with respect to the Class A Shares of such portfolios, provided that the Plan has previously been approved for continuation and the requisite Shareholder and Director approval has been obtained in accordance with Sections 4 and 5 of this Plan.

Section 7.     Termination

The Plan may be terminated at any time with respect to the Class A Shares by a majority vote of the Qualified Directors or by vote of a majority of the outstanding voting securities of the Class A of the Fund.

Section 8.     Amendments

The Plan may not be amended with respect to the Class A Shares of the Fund so as to increase materially the amount of the fee described in Section 1 above with respect to the Class A Shares of the Fund, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Class A of the Fund. In addition, no material amendment to the Plan may be made unless approved by the Fund’s Board of Directors in the manner described in Section 5 above.

Section 9.     Selection of Certain Directors

While the Plan is in effect, the selection and nomination of the Fund’s Directors who are not interested persons of the fund will be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

Section 10.   Written Reports

In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement will prepare and furnish to the Fund’s Board of Directors, and the Directors will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

Section 11.   Preservation of Materials

The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

Section 12.   Meanings of Certain Terms

As used in the Plan, the terms “interested person” and “majority of the outstanding voting securities” will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Fund under the 1940 Act by the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Fund has caused this Plan to be executed as of the day and year first written above.

By:

Name:

Title:

EXHIBIT D

PLAN OF DISTRIBUTION PURSUANT

TO RULE 12b-1

(CLASS B SHARES)

This Class B Shares Distribution Plan (the “Plan”) is adopted in accordance with the procedures and principles set forth in Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), by SunAmerica Senior Floating Rate Fund, Inc., a Maryland Corporation (the “Fund”), with respect to the class B shares (the “Class B Shares”) of the Fund, subject to the following terms and conditions:

Section 1.     Payments for Distribution Related Services

The Fund may compensate the distributor of its shares, AIG SunAmerica Capital Services, Inc., a Delaware corporation, or any entity that may in the future act as a distributor for the Fund (the “Distributor”) or its assignees, for activities or expenses incurred in connection with the offering and sale of Class B Shares of the Fund and related expenses incurred, all as described in Section 2 below. Payments by the Fund under this Section of the Plan will be calculated and accrued daily and paid monthly and shall be paid at the rate of (and not exceeding) 0.75% on an annualized basis of the average daily net assets attributable to Class B Shares of the Fund. Of this fee, an amount equal to (and not exceeding) 0.25% on an annualized basis of the average daily net assets attributable to Class B Shares of the Fund shall be used to provide payments to securities dealers for ongoing account services to shareholders of the Fund and shall be deemed to be a “service fee” as defined in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”).

Section 2.     Expenses Covered by Plan

Payments payable under Section 1 of the Plan are intended to compensate the Distributor for distribution services provided by it in connection with the offering and sale of Class B Shares of the Fund, and related expenses incurred, including payments by the Distributor to compensate or reimburse brokers, dealers or financial institutions (collectively, “Selling Agents”), for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include, but are not limited to, the following: (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper and other mass media advertising for Class B Shares of the Fund; (ii) the preparation, printing and distribution of prospectuses for Class B Shares of the Fund and reports to recipients other than existing shareholders; (iii) the preparation, printing and distribution of sales literature; (iv) expenditures for support services such as telephone facilities and expenses and shareholder services as the Fund may reasonably request; (v) provision to the Fund of such information, analyses and opinions with respect to marketing and promotional activities pertaining to Class B Shares of the Fund as the Fund may, from time to time, reasonably request; (vi) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (vii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; and (viii) any other costs and expenses relating to distribution or sales support activities in connection with the offering and sale of Class B shares of the Fund. In lieu of providing the distribution services described above directly, the Distributor may retain a Promotional Agent to provide some or all of the above services. Payments under Section 1 of the Plan may be made without regard to expenses actually incurred and the Distributor may retain any excess of the fees it receives pursuant to this Plan over its expenses incurred in connection with providing the services described above.

Section 3.     Indirect Distribution Expense

To the extent that any payments made by the Fund to the Distributor or to the investment adviser to the Fund, including payment of any administrative and other service fees or investment advisory fees, may be deemed to be indirect payment of distribution expenses, those indirect payments shall be deemed to be authorized by this Plan.

Section 4.     Approval by Shareholders

The Plan will not take effect, and no fee will be payable in accordance with Section 1 of the Plan, with respect to the Class B shares of the Fund until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Class B Shares of the Fund, if such approval is required pursuant to the Rule. The Plan will be deemed to have been approved with respect to the Class B Shares of the Fund so long as a majority of the outstanding voting securities of the Class B Shares of the Fund votes for the approval of the Plan, notwithstanding that the Plan has not been approved by a majority of the outstanding voting securities of any other class of shares of the Fund.

Section 5.     Approval by Directors

Neither the Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Directors of the Fund and (b) those Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the “Qualified Directors”), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

Section 6.     Continuance of the Plan/Additional Portfolios

The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund’s Board of Directors in the manner described in Section 5 above.

In the event that the Fund establishes additional investment portfolios, this Plan shall be effective with respect to the Class B Shares of such portfolios, provided that the Plan has previously been approved for continuation and the requisite Shareholder and Director approval has been obtained in accordance with Sections 4 and 5 of this Plan.

Section 7.     Termination

The Plan may be terminated at any time with respect to the Class B Shares by a majority vote of the Qualified Directors or by vote of a majority of the outstanding voting securities of the B Class of the Fund.

Section 8.     Amendments

The Plan may not be amended with respect to the Class B Shares of the Fund so as to increase materially the amount of the fee described in Section 1 above with respect to the Class B Shares of the Fund, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the B Class of the Fund. In addition, no material amendment to the Plan may be made unless approved by the Fund’s Board of Directors in the manner described in Section 5 above.

Section 9.     Selection of Certain Trustees

While the Plan is in effect, the selection and nomination of the Fund’s Directors who are not interested persons of the fund will be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

Section 10.   Written Reports

In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement will prepare and furnish to the Fund’s Board of Directors, and the Directors will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

Section 11.   Preservation of Materials

The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

Section 12.   Meanings of Certain Terms

As used in the Plan, the terms “interested person” and “majority of the outstanding voting securities” will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Fund under the 1940 Act by the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Fund has caused this Plan to be executed as of the day and year first written above.

By:

Name:

Title:

EXHIBIT E

PLAN OF DISTRIBUTION PURSUANT

TO RULE 12b-1

(CLASS C SHARES)

This Class C Shares Distribution Plan (the “Plan”) is adopted in accordance with the procedures and principles set forth in Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), by SunAmerica Senior Floating Rate Fund, Inc., a Maryland Corporation (the “Fund”), with respect to the class C shares (the “Class C Shares”) of the Fund, subject to the following terms and conditions:

Section 1.     Payments for Distribution Related Services

The Fund may compensate the distributor of its shares, AIG SunAmerica Capital Services, Inc., a Delaware corporation, or any entity that may in the future act as a distributor for the Fund (the “Distributor”) or its assignees, for activities or expenses incurred in connection with the offering and sale of Class C Shares of the Fund and related expenses incurred, all as described in Section 2 below. Payments by the Fund under this Section of the Plan will be calculated and accrued daily and paid monthly and shall be paid at the rate of (and not exceeding) 0.75% on an annualized basis of the average daily net assets attributable to Class C Shares of the Fund. Of this fee, an amount equal to (and not exceeding) 0.25% on an annualized basis of the average daily net assets attributable to Class C Shares of the Fund shall be used to provide payments to securities dealers for ongoing account services to shareholders of the Fund and shall be deemed to be a “service fee” as defined in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”).

Section 2.     Expenses Covered by Plan

Payments payable under Section 1 of the Plan are intended to compensate the Distributor for distribution services provided by it in connection with the offering and sale of Class C Shares of the Fund, and related expenses incurred, including payments by the Distributor to compensate or reimburse brokers, dealers or financial institutions (collectively, “Selling Agents”), for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include, but are not limited to, the following: (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper and other mass media advertising for Class C Shares of the Fund; (ii) the preparation, printing and distribution of prospectuses for Class C Shares of the Fund and reports to recipients other than existing shareholders; (iii) the preparation, printing and distribution of sales literature; (iv) expenditures for support services such as telephone facilities and expenses and shareholder services as the Fund may reasonably request; (v) provision to the Fund of such information, analyses and opinions with respect to marketing and promotional activities pertaining to Class C Shares of the Fund as the Fund may, from time to time, reasonably request; (vi) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (vii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; and (viii) any other costs and expenses relating to distribution or sales support activities in connection with the offering and sale of Class C shares of the Fund. In lieu of providing the distribution services described above directly, the Distributor may retain a Promotional Agent to provide some or all of the above services. Payments under Section 1 of the Plan may be made without regard to expenses actually incurred and the Distributor may retain any excess of the fees it receives pursuant to this Plan over its expenses incurred in connection with providing the services described above.

Section 3.     Indirect Distribution Expense

To the extent that any payments made by the Fund to the Distributor or to the investment adviser to the Fund, including payment of any administrative and other service fees or investment advisory fees, may be deemed to be indirect payment of distribution expenses, those indirect payments shall be deemed to be authorized by this Plan.

Section 4.     Approval by Shareholders

The Plan will not take effect, and no fee will be payable in accordance with Section 1 of the Plan, with respect to the Class C shares of the Fund until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Class C Shares of the Fund, if such approval is required pursuant to the Rule. The Plan will be deemed to have been approved with respect to the Class C Shares of the Fund so long as a majority of the outstanding voting securities of the Class C Shares of the Fund votes for the approval of the Plan, notwithstanding that the Plan has not been approved by a majority of the outstanding voting securities of any other class of shares of the Fund.

Section 5.     Approval by Directors

Neither the Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Directors of the Fund and (b) those Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the “Qualified Directors”), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

Section 6.     Continuance of the Plan/Additional Portfolios

The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund’s Board of Directors in the manner described in Section 5 above.

In the event that the Fund establishes additional investment portfolios, this Plan shall be effective with respect to the Class C Shares of such portfolios, provided that the Plan has previously been approved for continuation and the requisite Shareholder and Director approval has been obtained in accordance with Sections 4 and 5 of this Plan.

Section 7.     Termination

The Plan may be terminated at any time with respect to the Class C Shares by a majority vote of the Qualified Directors or by vote of a majority of the outstanding voting securities of the Class C of the Fund.

Section 8.     Amendments

The Plan may not be amended with respect to the Class C Shares of the Fund so as to increase materially the amount of the fee described in Section 1 above with respect to the Class C Shares of the Fund, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Class C of the Fund. In addition, no material amendment to the Plan may be made unless approved by the Fund’s Board of Directors in the manner described in Section 5 above.

Section 9.     Selection of Certain Directors

While the Plan is in effect, the selection and nomination of the Fund’s Directors who are not interested persons of the fund will be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

Section 10.   Written Reports

In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement will prepare and furnish to the Fund’s Board of Directors, and the Directors will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

Section 11.   Preservation of Materials

The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

Section 12.   Meanings of Certain Terms

As used in the Plan, the terms “interested person” and “majority of the outstanding voting securities” will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Fund under the 1940 Act by the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Fund has caused this Plan to be executed as of the day and year first written above.

By:

Name:

Title:

EXHIBIT F

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

ARTICLES OF AMENDMENT

SunAmerica Senior Floating Rate Fund, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The Charter is hereby amended by adding to Article V a new Section 12(e) to read as follows:

(12)         (e) Subject to the requirements of the Investment Company Act, the Board of Directors may cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of any series or class from a holder (1) upon such conditions with respect to the maintenance of stockholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion or (2) for any other purposes, including, without limitation, a liquidation or reorganization of any series or class, and upon such other conditions established by the Board of Directors in its sole discretion.

SECOND:  The foregoing amendment of the Charter has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD:  The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its President and attested by its Secretary this        day of               , 2006.

ATTEST:	SUNAMERICA SENIOR FLOATING
RATE FUND, INC.

By:

Secretary	President

SunAmerica Senior Floating Rate Fund, Inc.	Provide voting instructions by Touch-Tone Phone,
Internet or by Mail
c/o D.F. King & Co., Inc.	Provide voting instructions by Telephone
P.O. Box 1150	Call the Toll-Free number, 1-888-693-8683
Pittsburgh, PA 15230	and follow the simple instructions presented
Provide voting instructions by Internet
Access the website, www.cesvote.com
and follow the simple instructions presented.
Provide voting instructions by Mail
Mark, sign and date your proxy card and return it
in the postage-paid envelope provided.

Please fold and detach at perforation before mailing

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS - JUNE 23, 2006

The undersigned stockholder of SunAmerica Senior Floating Rate Fund, Inc., a Maryland corporation (the “Company”), hereby appoints Corey Issing and Richard Barton, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Stockholders of the Company to be held at the offices of AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4922, on June 23, 2006 at 10:30 a.m., Eastern time, and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

Dated:	,2006

Signature(s)

Signature(s)
Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

(CONTINUED ON OTHER SIDE)

YOUR VOTE IS IMPORTANT!

If you do not authorize proxies by telephone or Internet to cast your votes, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to D.F. King & Co., P.O. Box 1150, Pittsburgh, PA 15230, so that your shares may be represented at the SunAmerica Senior Floating Rate Fund, Inc. Special Meeting.  If you authorize proxies by telephone or Internet to cast your votes, it is not necessary to return this proxy card.

Please fold and detach at perforation before mailing

SUNAMERICA SENIOR FLOATING RATE FUND, INC.	PROXY

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERTY EXECUTED PROXY, THE UNDERSIGNED’S VOTE WILL BE CAST “FOR” PROPOSALS 1, 2 AND 3.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE LISTED PROPOSALS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

1.       FOR ALL SHAREHOLDERS:  Approval of the conversion of the Fund from a closed-end investment company to an open-end investment company, including in connection therewith:

•            Amending the charter of the Fund to redesignate the Fund as an open-end investment company and provide for shareholder redemptions; and

•            Rescinding a fundamental policy of the Fund to conduct monthly share repurchases as a closed-end interval fund.

FOR	AGAINST	ABSTAIN

2A. FOR CLASS A SHARES: Approval of the Rule 12b-1 Plan for existing Class A shares.
FOR	AGAINST	ABSTAIN

2B. FOR CLASS B SHARES: Approval of the Rule 12b-1 Plan for existing Class B shares.
FOR	AGAINST	ABSTAIN

2C. FOR CLASS C SHARES: Approval of the Rule 12b-1 Plan for existing Class C shares.
FOR	AGAINST	ABSTAIN

3. FOR ALL SHAREHOLDERS: Approval of an amendment to the charter of the Fund regarding share redemptions initiated by the Fund.
FOR	AGAINST	ABSTAIN

The proxy holders are authorized to vote in their discretion on any other matter which may properly come before the meeting or any adjournments or postponements thereof.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED